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Seaco SRL Thomas Daniel Building Hincks St. Bridgetown, Barbados

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Seaco SRL (the “Company”) and Deutsche Bank Securities Inc. (“Deutsche Bank”), Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and SunTrust Robinson Humphrey, Inc. (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to the their evaluation of certain information with respect to a portfolio of intermodal marine cargo container units in conjunction with the proposed offering of Global SC Finance IV Limited, Series 2018-1.

The Company is responsible for the information provided to us, including the information set forth in the Container Units Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Representatives of Deutsche Bank, on behalf of the Company, provided us on (i) April 23, 2018 with a computer generated container units data file and related record layout containing data, as represented to us by the Company, as of March 31, 2018, with respect to 168,986 container units (the “Container Units Data File”) and (ii) April 25, 2018 with a container unit listing with respect to 100 container units that are included on the Container Units Data File (the “Sample Units”). We make no representations as to the selection criteria used in determining the Sample Units.

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Units relating to the container unit characteristics (the “Characteristics”) set forth on the Container Units Data File and indicated below.

Characteristics

1. Container identification number (for informational purposes only) 2. Original equipment cost 3. Equipment type 4. Lease start date* 5. On-hire indicator	6. Lease per diem rate* 7. Lease type* 8. Lease expiry date* 9. Net book value** 10. Net investment value***

*	For Sample Units with an on-hire indicator of “On Lease” (as set forth on the SAP Servicing System) only.

**	For Sample Units with a lease type of “Fixed Lease Term,” “Variable Lease” or “Positioning Lease”(as set forth on the SAP Servicing System) only.

***	For Sample Units with a lease type of “finance lease” (as set forth on the SAP Servicing System) only.

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We compared Characteristics 2., 3. and 5. through 8. to the corresponding information set forth on or derived from the Company’s “SAP Servicing System” and Characteristic 4. to the “Lease Agreement” and the SAP Servicing System.

With respect to Characteristic 9., we recalculated the net book value for each Sample Unit with a lease type of “master lease” or “term lease” (as set forth on the SAP Servicing System) using (i) the equipment type, capitalization date and the original equipment cost for the related portion associated with each Sample Unit (each as set forth on the SAP Servicing System), and (ii) certain methodologies provided to us by the Company. We compared the results of such recalculations to the corresponding net book value set forth on the Container Units Data File. We make no representations concerning the accuracy, reasonableness or completeness of any of the aforementioned information and methodologies.

With respect to Characteristic 10., we recalculated the net investment value for each Sample Unit with a lease type of “finance lease” (as set forth on the SAP Servicing System) using (i) the original lease term and the residual value (each as set forth on the Lease Agreement), (ii) the original net investment value, lease per diem rate and lease start date (each as set forth on the SAP Servicing System) and (iii) certain methodologies provided to us by the Company. We compared the results of such recalculations to the corresponding net investment value set forth on the Container Units Data File. We make no representations concerning the accuracy, reasonableness or completeness of any of the aforementioned information and methodologies.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 2., for Sample Units with a container identification number (as set forth on the Container Units Data File) not ending with “-01,” we were instructed to use the “aggregate original equipment cost” for such Sample Unit (as derived from the SAP Servicing System) for purposes of our comparison. Further, differences of $1.00 or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 4., differences of 30 days or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 5., an on-hire indicator of (i) “on-hire” (as derived from the Container Units Data File) is deemed to be “in agreement” with "On Lease" (as set forth on the SAP Servicing System), (ii) “off-hire” (as derived from the Container Units Data File) is deemed to be “in agreement” with “Available” (as set forth on the SAP Servicing System) and (iii) "factory stock" (as derived from the Container Units Data File) is deemed to be “in agreement” with "Available New" (as set forth on the SAP Servicing System);

•	with respect to our comparison of Characteristic 7., (i) a lease type of “Term Lease” (as set forth on the Container Units Data File) is deemed to be “in agreement” with “Fixed Term Lease” (as set forth on the SAP Servicing System) and (ii) a lease type of “Master Lease” (as set forth on the Container Units Data File) is deemed to be in agreement with “Variable Lease” or “Positioning Lease” (as set forth on the SAP Servicing System);

•	with respect to our comparison of Characteristic 9., for Sample Units identified in Appendix A, we were instructed to use the “aggregate original equipment cost” for the related Sample Unit (as derived from the SAP Servicing System) for purposes of our recalculation. Further, differences of 1.5% or less of the net book value indicated on the Container Units Data File are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 10., differences of 1.5% or less of the net investment value indicated on the Container Units Data File are deemed to be “in agreement.”

The container unit source documents described above, including any information obtained from the SAP Servicing System, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons and recomputations were performed using data imaged facsimiles or photocopies of the Source Documents. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Units.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Container Units Data File were found to be in agreement with the above mentioned Source Documents or recalculations, as applicable, except as described in Appendix B. Supplemental information is contained on Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the container units underlying the Container Units Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the container units or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 4, 2018

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 4, 2018.

In applying our agreed-upon procedures as outlined above, we were instructed to use the “aggregate original equipment cost” with respect to Characteristic 9. for the following Sample Units:

GESU9392479
GESU9414794
SEGU9239649
SEGU9262551
SEGU9266325
SEGU9356331
SEGU9364023
SEGU9468521
SEGU9501050
SEGU9590951

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 4, 2018. In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Twenty-three differences in original equipment cost.
2	Three differences in net book value.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 4, 2018

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Unit number	Characteristic	Characteristic set forth on the Container Units Data File	Characteristic set forth on or derived from the Source Documents

1	SEGU3428590	Original equipment cost	2,183.54	2,130.00
1	SEGU9568813-01	Original equipment cost	7,260.18	7,150.00
1	SEGU9572773-01	Original equipment cost	6,172.65	6,050.00
1	SEGU9596944-01	Original equipment cost	7,294.95	7,150.00
1	SEGU9608027-01	Original equipment cost	7,294.95	7,150.00
1	SEGU9608963-01	Original equipment cost	7,294.95	7,150.00
1	SEGU3302092	Original equipment cost	2,184.21	2,180.00
1	SEGU3419263	Original equipment cost	2,224.58	2,209.20
1	SEGU6439999	Original equipment cost	3,704.37	3,700.00
1	SEGU9239649	Original equipment cost	17,076.60	15,841.50
1	SEGU9590951	Original equipment cost	15,132.51	14,900.00
1	SBOU4734821	Original equipment cost	1,170.11	1,400.00
1	SBOU4735941	Original equipment cost	1,170.11	1,400.00
1	SBOU4736402	Original equipment cost	1,170.11	1,400.00
1	SBOU4743525	Original equipment cost	1,170.11	1,400.00
1	SBOU4773812	Original equipment cost	1,170.11	1,400.00
1	SBOU4781612	Original equipment cost	1,170.11	1,400.00
1	SBOU4795663	Original equipment cost	1,170.11	1,400.00
1	SBOU4798683	Original equipment cost	1,170.11	1,500.00
1	SBOU4800121	Original equipment cost	1,170.11	1,500.00
1	SBOU4801581	Original equipment cost	1,170.11	1,500.00
1	SBOU4807070	Original equipment cost	1,170.11	1,500.00
1	GESU5698579	Original equipment cost	3,122.46	3,208.00
2	GESU4741789	Net book value	522.94	498.11
2	GESU6719038	Net book value	3,098.08	3,027.00
2	GESU9434039	Net book value	2,406.02	2,326.48

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.